Exhibit 10.71

AMENDMENT NO. 1
TO NON-VOTING COMMON STOCK PURCHASE WARRANT

THIS AMENDMENT NO. 1 TO NON-VOTING COMMON PURCHASE WARRANT (the “Amendment”), effective as of March 31, 2020, is by and between Kineta, Inc. (“Kineta”) and Whetstone Ventures, LLC (“Holder”).  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Warrant (as defined below).

Kineta issued that certain Non-Voting Common Stock Warrant (NVCW-79) dated April 1, 2013 issued originally to Quayle Associates, LLC and subsequently transferred to Craig W. Philips on January 1, 2018, and subsequently transferred again to Holder on January 1, 2020 (the “Warrant”).  The parties mutually desire to amend the Warrant to extend the term thereof as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Amendment.  Section 5(a) (Termination) of the Warrant is hereby amended and restated in its entirety as follows:

“(a) the tenth anniversary of the Date of Issuance set forth above (i.e., April 1, 2023);”

2.          Miscellaneous.  Except as herein expressly amended or otherwise provided, each and every term, condition, warranty and provision of the Warrant (as amended) remains in full force and effect, and is hereby ratified, confirmed and approved by the parties hereto.  In the event of any conflict between the terms of the Warrant and this Amendment, the terms of this Amendment shall control.  This Amendment may be executed in any number of counterparts, each of which is deemed to be an original, and all of such counterparts constitutes one Warrant.  To facilitate execution and delivery of this Amendment, the parties may execute and exchange counterparts of the signature page by electronic mail.  This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first written above.

Holder:		KINETA, INC.

Whetstone Ventures, LCC		KINETA, INC.

By:	/s/ Craig Philips	By:	/s/ Pauline Kenny
	Craig Philips, Manager		Pauline Kenny, General Counsel